Exhibit 99.1
ITC Holdings Corp. EEI Financial Conference November 2006

Cautionary Statement This presentation may contain statements about future events and ITC Holdings Corp.'s (the "Company") outlook and expectations, which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the Company's control, and which could cause the Company's actual results, performance or achievements to be materially different. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. These risks and uncertainties are discussed in more detail in the Company's Form 10-K filed on March 16th, 2006; first quarter Form 10-Q filed on May 4th, 2006; second quarter Form 10-Q filed on August 10, 2006, prospectus filed on October 4, 2006 and third quarter Form 10-Q filed on November 2, 2006, copies of which are available to the public. The Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

In this presentation we have presented Adjusted EBITDA(1), which is a non-GAAP financial measure. A non-GAAP financial measure is generally defined as one that purports to measure historical or future financial performance, financial position or cash flows but excludes or includes amounts that would not be so adjusted in the most comparable GAAP measure. We define Adjusted EBITDA as net income plus income taxes, depreciation and amortization expense and interest expense, excluding allowance for equity funds used during construction and certain other items not related to operating performance. We use Adjusted EBITDA on a consolidated basis to assess our overall financial and operating performance. We believe this non-GAAP measure, as we have defined it, is helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. Adjusted EBITDA provides us with a measure of financial performance independent of items that are beyond the control of management in the short-term, such as depreciation, taxation and interest expense associated with our capital structure. This metric measures our financial performance based on operational factors that management can impact in the short-term, namely the cost structure or expenses of the organization. Adjusted EBITDA is one of the metrics used by senior management and the board of directors to review the financial performance of the business on a monthly basis and to determine the level of bonuses for management and employees. Adjusted EBITDA is also used by research analysts and investors to evaluate the performance and value of companies in our industry. An investor or potential investor may find this item important in evaluating our performance, results of operations and financial position. We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA is not an alternative to net income, operating income or cash flows from operating activities as calculated and presented in accordance with GAAP. You should not rely on Adjusted EBITDA as a substitute for any such GAAP financial measure. In addition, because Adjusted EBITDA is not a measure of financial performance under GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented in this presentation, may differ from and may not be comparable to similarly titled measures used by other companies. Use Of Non-GAAP Financial Measures (1) Please refer to the appendix for a reconciliation of adjusted EBITDA to net income.

ITC Overview

Who Is ITC? ITC Holdings Corp. ("ITC"), through its two operating subsidiaries, ITCTransmission and Michigan Electric Transmission Company ("METC"), operates fully-regulated, high-voltage transmission systems covering most of Michigan's lower peninsula Largest independent transmission company and 10th largest transmission company overall in the U.S. in terms of transmission load served (1) Only publicly traded company engaged exclusively in the transmission of electricity in the U.S. Rate regulation only at the Federal level by the Federal Energy Regulatory Commission ("FERC") Historic underinvestment in transmission systems provides opportunity to build rate base and earnings while improving grid reliability and lowering delivered energy costs ITC combines significant growth from investing in our transmission systems with the predictability and dividend payout of a regulated utility Service Territory Map Based on transmission load served (annual electric retail sales in the service territory) as found in "Edison Electric Institute Profile: Rankings of Shareholder-Owned Electric Companies", April 2005.

Our Business ITCTransmission and METC operate contiguous, fully-regulated, high-voltage systems that transmit electricity from generating stations throughout Michigan and surrounding areas to local electricity distribution facilities These local distribution facilities, connected to our systems, serve an area comprising substantially all of the lower peninsula of Michigan, which had a population of approximately 9.8 million people as of December 31, 2005 Transmission is generally considered the lowest risk component of the electric power sector We provide an integral service with minimal commodity or energy demand risk Transmission rates are FERC regulated through the Midwest ISO ("MISO") Attachment O template Formulaic rate design adjusts annually for capital investments, recoverable expenses and load to allow ITCTransmission and METC to earn their allowed returns Attractive allowed ROE designed to encourage investment (13.88% at ITCTransmission; 13.38% at METC) We Serve as the Conduit Between Generation and End-Use Consumers

Stable Revenues and Investment Recovery Transmission rate adjusted annually using FERC approved formula rate template Rates applied to monthly peak network demand which removes daily variability Low Variability in Annual Revenues Rates adjust annually to allow recovery of costs and earn the allowed ROE Annual adjustment based on operating expenses, capex and load (volumes) (1) Codified in MISO "Attachment O" Efficient Rate Setting Mechanism Prudent capital investment added to rate base on an annual basis Challenge to rates: third-party must file complaint and then prove "imprudence" Timely Return on and Recovery of Investment ITCTransmission's uses forecasted data; METC currently uses historical data subject to pending FERC application.

Attachment O Tariff Calculation Allowed Return Operating Expenses Taxes and Depreciation & Amortization Revenue Requirement + + Establish Rate Base Weighted Average Cost of Capital Allowed Return + Step 2 Step 3 Step 1 Revenue Requirement Network Load Attachment O Calculated Rate Revenue Credits - Attachment O is a FERC-approved cost-of-service rate setting mechanism that is applied annually to determine the rate charged for transmission service. Formula Inputs: Expenses, including depreciation and amortization, and network load Rate base including recent capital investment, accumulated deferred income tax adjustments and certain regulatory assets Capital structure

Mechanics of Historical Attachment O Under Historical Attachment O, there is an inherent gap of five to 17 months from when a project goes into service or from when expenses are incurred to when these costs are reflected in rates Mechanics of Forward Looking Attachment O Under Forward Looking Attachment O, the five to 17 month recovery gap will be eliminated, matching cost incurrence with cost recovery ITCTransmission Forward Looking Attachment O

Lack of Industry Investment Costs from August 2003 blackout: $4 - $10Bn Annual lost production costs to U.S. businesses: $46Bn in power outages $6.7Bn in power quality issues (3) (1) According to the Edison Electric Institute ("EEI"). Figures are quoted in 2003 dollars. (2) According to Department of Energy ("DOE"), annual electricity consumption more than doubled from 1975 to 2001. (3) According to Electric Power Research Institute ("EPRI"). (4) According to a September 2004 DOE study regarding cost of power interruptions to U.S. electricity customers. Estimated investment required to modernize the grid: $50 - $100Bn (4) Outage Costs Transmission investment in the last 30 years has lagged while the transmission system continues to be put under increasing stress Demand Growth Growth in electricity consumption Annual demand has doubled From 1975 to 2001(2) Underinvestment Decline in transmission investment $12.8 Bn decline from the 10-year period 1975-1984 to the 10-year period 1992-2001 (1)

Transmission Assets History of Under-Investment Breakers coated in rust Rusted cathodic protection device insecurely mounted on a jack stand Cotter pin holding up a shield wire that is ready to give way Vegetation growing into the lines

Significant Capital Investment Opportunities Needed investment to rebuild and upgrade the existing electric transmission system Key to meeting end use consumer, customer, regulatory and investors' goals ITC has incremental opportunities for capital investments outside our existing service territories ITCTransmission has experience and a proven track record of deploying capital and upgrading the transmission system METC provides capital investment opportunities similar to ITCTransmission's Pro forma combined rate base of ITCTransmission and METC as of December 31, 2005 is approximately $1 billion Opportunity to significantly grow rate base by investing $1.6 billion between 2005 and 2011 in ITCTransmission's and METC's systems Capital Investment Profile Refer to appendix for more information regarding projected capital investment.

ITCTransmission Capital Program ITCTransmission invested $82 million in 2004 and $118 million in 2005 to upgrade southeast Michigan's transmission grid Caniff- Stephens 345kV Underground Cable Replacement Project 345kV Breakers - Before New Milan 345-120 kV Station 345kV Breakers - After Replacement

Additional Avenues For Growth ITC Grid Development LLC was formed to bring improvements to the U.S. electricity system by partnering with entities in regions where transmission investment is needed to improve reliability and address local energy needs Expect to only pursue development opportunities that duplicate ITCTransmission's business model Looks and operates like ITCTransmission FERC-regulated Formulaic rate setting mechanism provides certainty of recovery We currently anticipate incurring approximately $3.8 million in 2007 for development expenses There are no commitments that would result in additional expenses if we elect to discontinue these activities As an extension of our existing strategy, ITC formed two new subsidiaries through which to pursue incremental opportunities for capital investment outside our existing service territories ITC Great Plains LLC, a subsidiary of ITC Grid Development, was formed to focus specifically on regulated transmission investment opportunities in Kansas and the Great Plains region Office opened in Topeka, Kansas in July 2006

Financial Overview

Assumes $10 million of capex is placed in service in Year 0, a 40% debt/capital ratio at OpCo with a 13.88% ROE and 70% debt/capital ratio for Holdco on a consolidated basis. The Impact of Capital on Earnings (1) $10mm of capital investments placed in service will generate approximately $0.7mm of earnings per year (1) Under historical Attachment O, the full impact on earnings is realized in year 3 based on the historical rate construct With forward looking Attachment O, the full impact of capital investments immediately impacts ITCTransmission's earnings in that year Impact Under Forward Looking Attachment O Impact Under Historical Attachment O $1.75 MM Adjusted EBITDA Each Year $1.75 MM Adjusted EBITDA $1.55 MM Adjusted EBITDA $.64 MM Adjusted EBITDA

Dividends and Investment Grade Ratings ITC is committed to both earnings and dividend growth Annualized dividend of $1.10/share payable quarterly (approximately a 5% increase from IPO) ITC intends to grow its dividend approximately 2-4% per year (1) Commitment to investment grade ratings S&P affirmed ITC and ITCTransmission's ratings on September 22, 2006 The outlook is positive All other ratings are on stable outlook Subject to the discretion of our board of directors and dependent on various factors including, among other things, net income, financial condition, cash requirements and future prospects.

Summary

ITC Management Team's Success in Delivering Shareholder Value Continued Operational Excellence Improved Financial Profile Capital Program Increased 5 - 7 year capex plan to $1.6 billion Accelerated revenue growth by surpassing ITCTransmission's capital investment targets Invested $118 million in 2005 (IPO forecast was $100 million) and 2006 guidance is approximately $145 million Achieved top-quartile performance in key reliability measures such as average circuit momentary outages and average circuit sustained outages among participants in an independent industry benchmarking study Successfully operated ITCTransmission's system with no system outages at all-time record peak load in August 2006 Received approval for forward looking Attachment O for ITCTransmission, which resulted in a 25% increase in 2007 pro forma earnings guidance Obtained FERC approval for forward looking Attachment O (forward test year) for ITCTransmission FERC order affirms 13.88% ROE and confirmed no expiration of Attachment O Remain closely aligned with FERC policy objectives of encouraging investment in the transmission grid, as demonstrated by recent Notice of Proposed Rulemaking (NOPR) on transmission incentives Regulatory Leadership Announced METC acquisition: transaction is consistent with IPO objective to acquire transmission systems in MISO in need of capital improvement Accretive to earnings and long-term growth Created an integrated platform that is positioned for further consolidation Acquisitions

Appendix

ITC Holdings 2006 (1) Adjusted EBITDA Reconciliation of Non-GAAP Measures Pro forma for the METC acquisition.

ITC Holdings Pro Forma 2007(1) Adjusted EBITDA Reconciliation of Non-GAAP Measures Pro forma for the METC acquisition.

Capital Expenditures Based on ITCTransmission's studies, ITCTransmission sees the need to spend approximately $600 million over five to seven years beginning in 2005 to rebuild existing transmission property, plant and equipment. We expect additional investment of up to approximately $400 million over the same period to upgrade the system to take into account demographic changes in Southeastern Michigan that have impacted transmission load and the changing role that transmission plays in meeting the needs of the wholesale market. This additional investment amount also may be needed to accommodate either the siting of new generation or to increase import capacity in response to expected growth in peak electrical demand. Approximately $100 million may be invested over this period for the primary benefit of relieving congestion in the transmission system in Southeastern Michigan, but the total of all these investments is expected not to exceed $1 billion. However, ITCTransmission's and METC's capital expenditures may be lower than anticipated for any reason, including, among other things, the impact of weather conditions, union strikes, labor shortages, material and equipment prices and availability, our ability to obtain financing for such expenditures, if necessary, limitations on the amount of construction that can be undertaken on our system at any one time or regulatory approvals for reasons relating to environmental, siting or regional planning issues or as a result of legal proceedings and variances between estimated and actual costs of construction contracts awarded. The allocation of our budgeted investments among ITCTransmission's and METC's transmission systems remains contingent on our assessment of market conditions and opportunities and other factors. Therefore, future investments in ITCTransmission's or METC's transmission systems may be higher or lower than currently planned, or may be allocated differently between ITCTransmission and METC.